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                                                                 EXHIBIT 10.22.2


THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR UNDER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AVAILABLE EXEMPTIONS FROM SUCH REGISTRATION, PROVIDED THAT THE SELLER DELIVERS TO THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY CONFIRMING THE AVAILABILITY OF SUCH EXEMPTION.

                                      NOTE

                          PROBEX FLUIDS RECOVERY, INC.

            7% SENIOR SECURED CONVERTIBLE NOTE, DUE NOVEMBER 29, 2004

No.______                           $_______                   November 29, 2000

         FOR VALUE RECEIVED, the undersigned, PROBEX FLUIDS RECOVERY, INC. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to _______, or registered assigns, the principal sum of _______ DOLLARS on November 28, 2004, with interest (computed on the basis of a 360-day year of twelve 30-day months) payable semiannually, on the 1st day of January and July in each year, commencing on January 1, 2001 (or, upon the occurrence of an Event of Default (as defined in the Note Purchase Agreement referred to below) and until such Event of Default has been cured or waived in writing (such period constituting a "Default Interest Period"), at the option of the Holder hereof, on demand), until the principal hereof shall have been paid in full, (a) on the unpaid balance hereof at the rate of 7% per annum and (b) during a Default Interest Period on the unpaid balance hereof and on all other obligations of the Company under the Note Purchase Agreement referred to below, including, to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, and any overdue payment of interest, at the Default Rate (as defined in the Note Purchase Agreement referred to below).

         Terms with initial capital letters which are used but not otherwise defined herein shall have the meanings given to such terms in the Note Purchase Agreement referenced below.

1. GENERAL.

         1.1. Payments of principal of this Note are to be made in lawful money of the United States of America and, at the option of the Holder of this Note, interest on this Note may be made in either (a) lawful money of the United States of America or (b) if the Holder so notifies the Company in writing prior to the purchase of this Note, in Probex Common Stock in an amount equal to the amount of such interest payment divided by the


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Current Market Price of the Probex Common Stock. Notwithstanding 1.1(b) above, if the stockholders of Probex have not approved for issuance a sufficient number of shares of Probex Common Stock to make the interest payments in Probex Common Stock or the Probex Common Stock to be issued for payment of interest is issued at a price less than $1.40 per share, the interest payment shall be made in accordance with 1.1(a) above. Payments of principal and interest on this Note shall be made at Dallas, Texas, or at such other place as the Holder of this Note shall have designated by written notice to the Company as provided in the Note Purchase Agreement referred to below. This Note is not prepayable except upon acceleration by the Holders after an Event of Default as provided in
Section 10 of the Note Purchase Agreement.

         1.2. This Note is one of a series of Senior Secured Convertible Notes (herein called the "Notes") issued pursuant to the Note Purchase Agreement, of even date herewith (as from time to time amended, the "Note Purchase Agreement"), between the Company and the Purchasers named therein and is entitled to the benefits thereof. Each Holder of this Note will be deemed by its acceptance hereof to have made the representation set forth in Section 6 of the Note Purchase Agreement.

         1.3. This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered Holder hereof or such Holder's attorney duly authorized in writing, and upon the delivery by Holder to the Company of an opinion of counsel satisfactory to the Company confirming an exemption from registration under the Securities Act and any available state securities law (provided that if the beneficial ownership of the Note remains the same no such opinion of counsel shall be required), a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         1.4. If an Event of Default occurs, the Holder shall be entitled to pursue the remedies set forth in Section 11 of the Note Purchase Agreement.

         1.5. The payment of all principal or premium, if any, and interest on this Note and the other Notes outstanding under the Note Purchase Agreement has been unconditionally Guaranteed by Probex Corp., parent of the Company, pursuant to the Guaranty Agreement. Reference is hereby made thereto for a statement of the rights and benefits accorded thereby.

         1.6. This Note is equally and ratably secured by the Security Documents. Reference is hereby made to the Security Documents for a description of the collateral thereby mortgaged, warranted, bargained, sold, released, conveyed, assigned, transferred, pledged and hypothecated, the nature and extent of the security for the Notes, the rights of the Holders of the Notes, the Collateral Agent in respect of such security and otherwise.


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         1.7. This Note is convertible as provided in Section 2 below.
Securities issued upon conversion of this Note as therein provided shall be subject to the registration rights set forth in Section 21 of the Note Purchase Agreement.

         1.8. This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Texas, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

2. CONVERSION. At any time, at the option of the Holder, all or any portion of the outstanding principal amount of this Note together with accrued and unpaid interest thereon to the date of conversion (the "Conversion Amount"), shall be convertible into the number of fully-paid and nonassessable shares of Probex Common Stock obtained by dividing the Conversion Amount by the Conversion Price then in effect as adjusted pursuant to Section 3. The initial Conversion Price shall be $1.40.

         2.1. The applicable Conversion Price from time to time in effect is subject to adjustment as provided in Section 3 hereof.

         2.2. Probex shall not issue fractions of shares of Probex Common Stock upon conversion of this Note or scrip in lieu thereof. If any fraction of a share of Probex Common Stock would, except for the provisions of this Section 2.2, be issuable upon conversion of all or any part of this Note, Probex shall in lieu thereof pay to the person entitled thereto an amount in cash equal to the Current Market Value of such fraction, calculated to the nearest one-hundredth (1/100) of a share.

         2.3. Whenever the Conversion Price shall be adjusted as provided in
Section 3 hereof, Probex shall mail to each Holder, a statement, signed by the chairman of the board, the president, any vice president or treasurer of Probex, showing in reasonable detail the facts requiring such adjustment and the Conversion Price that will be effective after such adjustment. Probex shall also cause a notice setting forth any such adjustments to be sent by mail, first class, postage prepaid, to the Holder of this Note at its address appearing on the stock register. If such notice relates to an adjustment resulting from an event referred to in Section 3.7, such notice shall be included as part of the notice required to be mailed and published under the provisions of Section 3.7 hereof.

         2.4. In order to exercise the conversion privilege, the Holder of this Note shall surrender this Note to the principal office of the Company, and shall give written notice to the Company and Probex that the Holder of this Note elects to convert all or any portion of the Conversion Amount. Such notice shall also state the name or names (with address) in which the certificate or certificates for shares of Probex Common Stock which shall be issuable on such conversion shall be issued, subject to any restrictions on transfer relating to shares of Probex Common Stock upon conversion thereof. If so required by the Company or Probex, the Note surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Company, duly authorized in writing. The date of receipt by the Company of the Note and Probex of such notice shall be the conversion date. As soon as


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practicable after receipt of such notice and the surrender of the Note as aforesaid, Probex shall cause to be issued and delivered at such office to the Holder of this Note, or on his or its written order, a certificate or certificates for the number of full shares of Probex Common Stock issuable on such conversion in accordance with the provisions hereof and cash as provided in
Section 2.2 in respect of any fraction of a share of Probex Common Stock otherwise issuable upon such conversion. Upon conversion of less than the full Conversion Amount, the amount so converted shall be deemed to reduce first, the amount of any accrued and unpaid interest on the Note, and second, the principal amount of the Note, and Probex shall issue to the order of the Holder of this Note, a new Note in principal amount equal to the remaining principal balance of this Note.

         2.5. Probex shall at all times when the Conversion Amount shall be outstanding, reserve and keep available out of its authorized but unissued capital stock, for the purposes of effecting the conversion of this Note, such number of duly authorized shares of Probex Common Stock as shall from time to time be sufficient to effect the conversion of this Note. Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value of the shares of Probex Common Stock issuable upon conversion of the Note, Probex will take any corporate action which may, in the opinion of its counsel, be necessary in order that Probex may validly and legally issue fully-paid and nonassessable shares of such Probex Common Stock at such adjusted Conversion Price.

         2.6. The Conversion Amount which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights under the Note surrendered with respect thereto shall forthwith cease and terminate, except only the right of the Holder of this Note to receive shares of Probex Common Stock in exchange therefor and cash in lieu of fractional shares and, in the case of conversion of less than the full Conversion Amount, a new Note pursuant to Section 2.4 above.

         2.7. The conversion right evidenced by this Article 2 shall terminate at any time after the expiration of twelve months from the date of this Note upon (a) written notice from Probex to the Holder (via certified mail, return receipt requested) stating (i) that the sale or bid price for Probex Common Stock has closed at or above $5.60 per share for a consecutive 30 day trading period (and enclosing evidence of such fact) and (ii) that the Holder has a period of 30 days to exercise the conversion or it will terminate (which statement shall be conspicuous, and in bold faced type) pursuant to this Article
2.7 upon the expiration of 30 days following delivery of such notice.

3. ANTI-DILUTION PROVISIONS

         3.1. In order to prevent dilution of the right granted hereunder, the Conversion Price shall be subject to adjustment from time to time in accordance with this Section 3. At any given time the Conversion Price, whether as the initial Conversion Price ($1.40 per share) or as last adjusted, shall be that dollar (or part of a dollar) amount the payment of which shall be sufficient at the given time to acquire one share of Probex Common Stock upon conversion of the Conversion Amount. For purposes of this Section 3, the


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term "Number of Common Shares Deemed Outstanding" at any given time shall mean the sum of (x) the number of shares of Probex Common Stock outstanding at such time, and (y) the number of shares of Probex Common Stock deemed to be outstanding under Sections 3.2(1) to (9), inclusive, at such time.

         3.2. Except as provided in Section 3.3 or Section 3.6 below, if and whenever on or after the date of initial issuance of the Note (the "Initial Issuance Date"), Probex shall issue or sell, or shall in accordance with Sections 3.2(1) to (9), inclusive, be deemed to have issued or sold any shares of Probex Common Stock for a consideration per share less than the Conversion Price in effect immediately prior to the time of such issue or sale, then forthwith upon such issue or sale (the "Triggering Transaction"), the Conversion Price shall, subject to subparagraphs (1) to (9) of Section 3.2, be reduced to the Conversion Price (calculated to the nearest tenth of a cent) determined by dividing:

o an amount equal to the sum of (x) the product derived by multiplying the Number of Common Shares Deemed Outstanding immediately prior to such Triggering Transaction by the Conversion Price then in effect, plus (y) the consideration, if any, received by Probex upon consummation of such Triggering Transaction, by

o an amount equal to the sum of (x) the Number of Common Shares Deemed Outstanding immediately prior to such Triggering Transaction plus (y) the number of shares of Probex Common Stock issued (or deemed to be issued in accordance with Sections 3.2(1) to (9)) in connection with the Triggering Transaction.

         For purposes of determining the adjusted Conversion Price under this
Section 3.2, the following subsections (1) to (9), inclusive, shall be applicable:

                  (1) In case Probex at any time shall in any manner grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Probex Common Stock or any stock or other securities convertible into or exchangeable for Probex Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable and the price per share for which the Probex Common Stock is issuable upon exercise, conversion or exchange (determined by dividing (x) the total amount, if any, received or receivable by Probex as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to Probex upon the exercise of all such options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (y) the total maximum number of shares of Probex Common Stock issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities) shall be less than the Conversion Price in effect immediately prior to the time of the granting of such Option, then the total maximum amount of Probex Common Stock issuable upon the exercise of such Options or in the case of Options for Convertible Securities, upon the conversion or exchange of such Convertible Securities shall (as of the date of granting of such options) be deemed to be outstanding and to have


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been issued and sold by Probex for such price per share. No adjustment of the
Conversion Price shall be made upon the actual issue of such shares of Probex Common Stock or such Convertible Securities upon the exercise of such Options, except as otherwise provided in subparagraph (3) below.

                  (2) In case Probex at any time shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Probex Common Stock is issuable upon such conversion or exchange (determined by dividing (x) the total amount received or receivable by Probex as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to Probex upon the conversion or exchange thereof, by (y) the total maximum number of shares of Probex Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Probex Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued and sold by Probex for such price per share. No adjustment of the Conversion Price shall be made upon the actual issue of such Probex Common Stock upon exercise of the rights to exchange or convert under such Convertible Securities, except as otherwise provided in subparagraph (3) below.

                  (3) If the purchase price provided for in any Options referred to in subparagraph (1), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraphs (1) or (2), or the rate at which any Convertible Securities referred to in subparagraph (1) or (2) are convertible into or exchangeable for Probex Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution of the type set forth in Section
3.2 or Section 3.4), the Conversion Price in effect at the time of such change shall forthwith be readjusted to the Conversion Price which would have been in effect at such time had such options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. If the purchase price provided for in any Option referred to in subparagraph (1) or the rate at which any Convertible Securities referred to in subparagraphs (1) or (2) are convertible into or exchangeable for Probex Common Stock, shall be reduced at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in case of the delivery of Probex Common Stock upon the exercise of any such Option or upon conversion or exchange of any such Convertible Security, the Conversion Price then in effect hereunder shall forthwith be adjusted to such respective amount as would have been obtained had such Option or Convertible Security never been issued as to such Probex Common Stock and had adjustments been made upon the issuance of the shares of Probex Common Stock delivered as aforesaid, but only if as a result of such adjustment the Conversion Price then in effect hereunder is hereby reduced.


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                  (4) On the expiration of any Option or the termination of any right to convert or exchange any Convertible Securities, the Conversion Price then in effect hereunder shall forthwith be increased to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

                  (5) In case any Options shall be issued in connection with the issue or sale of other securities of Probex, together comprising one integral transaction in which no specific consideration is allocated to such options by the parties thereto, such Options shall be deemed to have been issued without consideration.

                  (6) In case any shares of Probex Common Stock, Options or Convertible Securities shall be issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by Probex therefor. In case any shares of Probex Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by Probex shall be the fair value of such consideration as determined in good faith by the board of directors of Probex. In case any shares of Probex Common Stock, Options or Convertible Securities shall be issued in connection with any merger in which Probex is the surviving company, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving company as shall be attributable to such Probex Common Stock, Options or Convertible Securities, as the case may be.

                  (7) The number of shares of Probex Common Stock outstanding at any given time shall not include shares owned or held by or for the account of Probex, and the disposition of any shares so owned or held shall be considered an issue or sale of Probex Common Stock for the purpose of this paragraph 3.2.

                  (8) In case Probex shall declare a dividend or make any other distribution upon the stock of Probex payable in Options or Convertible Securities, then in such case any Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

                  (9) For purposes of this paragraph 3.2, in case Probex shall take a record of the holders of its Probex Common Stock for the purpose of entitling them (x) to receive a dividend or other distribution payable in Probex Common Stock, Options or in Convertible Securities, or (y) to subscribe for or purchase Probex Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Probex Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right or subscription or purchase, as the case may be.

         3.3. In the event Probex shall declare a dividend upon the Probex Common Stock (other than a dividend payable in Probex Common Stock) payable otherwise than


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out of capital surplus, determined in accordance with generally accepted accounting principles, including the making of appropriate deductions for minority interests, if any, in subsidiaries (herein referred to as "Liquidating Dividends"), then, as soon as possible after the conversion of all or any portion of this Note, Probex shall pay to the person converting this Note an amount equal to the aggregate value at the time of such exercise of all Liquidating Dividends (including but not limited to the Probex Common Stock which would have been issued at the time of such earlier exercise and all other securities which would have been issued with respect to such Probex Common Stock by reason of stock splits, stock dividends, mergers or reorganizations, or for any other reason). For the purposes of this Section 3.3, a dividend other than in cash shall be considered payable out of capital surplus only to the extent that such capital surplus is charged an amount equal to the fair value of such dividend as determined in good faith by the Board of Directors of Probex.

         3.4. In case Probex shall at any time (i) subdivide the outstanding Probex Common Stock or (ii) issue a stock dividend on its outstanding Probex Common Stock, the number of shares of Probex Common Stock issuable upon conversion of this Note shall be proportionately increased by the same ratio as the subdivision or dividend (with appropriate adjustments to the Conversion Price in effect immediately prior to such subdivision or dividend). In case Probex shall at any time combine its outstanding Probex Common Stock, the number of shares issuable upon conversion of this Note immediately prior to such combination shall be proportionately decreased by the same ratio as the combination (with appropriate adjustments to the Conversion Price in effect immediately prior to such combination).

         3.5. If any capital reorganization or reclassification of the capital stock of Probex, or consolidation or merger of Probex with another company, or the sale of all or substantially all of its assets to another company shall be effected in such a way that holders of Probex Common Stock shall be entitled to receive stock, securities, cash or other property with respect to or in exchange for Probex Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the Holder of this Note shall have the right to acquire and receive upon conversion of the Note, such shares of stock, securities, cash or other property issuable or payable (as part of the reorganization, reclassification, consolidation, merger or sale) with respect to or in exchange for such number of outstanding shares of Probex Common Stock as would have been received upon conversion of the Conversion Amount at the Conversion Price then in effect. Probex will not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor company (if other than Probex) resulting from such consolidation or merger or the company purchasing such assets shall assume by written instrument mailed or delivered to the Holder of this Note at the last address of the Holder of this Note appearing on the books of Probex, the obligation to deliver to the Holder of this Note such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase. If a purchase, tender or exchange offer is made to and accepted by the holders of more than 50% of the outstanding shares of Probex Common Stock, Probex shall not effect any consolidation, merger or sale with the person having made such offer or with any Affiliate of such person, unless prior to the


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consummation of such consolidation, merger or sale the Holder of this Note shall have been given a reasonable opportunity to then elect to receive upon the conversion of the Conversion Amount either the stock, securities or assets then issuable with respect to the Probex Common Stock of Probex or the stock, securities or assets, or the equivalent, issued to previous holders of the Probex Common Stock in accordance with such offer. For purposes hereof, the term "Affiliate", with respect to any given person shall mean any person controlling, controlled by or under common control with the given person.

         3.6. The provisions of this Section 3 shall not apply to any Probex Common Stock issued or deemed outstanding under Sections 3.2(a) to (i) inclusive: (i) to any person pursuant to any stock option, stock purchase or similar plan or arrangement for the benefit of employees of Probex or its subsidiaries in effect on the Initial Issuance Date or thereafter adopted by the board of directors of Probex, (ii) pursuant to options, warrants and conversion rights in existence on the Initial Issuance Date, or (iii) on conversion of this Note.

         3.7. In the event that:

                  (1) Probex shall declare any cash dividend upon Probex Common Stock, or

                  (2) Probex shall declare any dividend upon Probex Common Stock payable in stock or make any special dividend or other distribution to the holders of its Probex Common Stock, or

                  (3) Probex shall offer for subscription pro rata to the holders of Probex Common Stock any additional shares of stock of any class or other rights, or

                  (4) there shall be any capital reorganization or reclassification of the capital stock of Probex, including any subdivision or combination of its outstanding shares of Probex Common Stock, or consolidation or merger of Probex with, or sale of all or substantially all of its assets to, another company, or

                  (5) there shall be a voluntary or involuntary dissolution, liquidation or winding up of Probex;

then, in connection with such event, Probex shall give to the Holder of this
Note:

                  (1) at least twenty (20) days prior written notice of the date on which the books of Probex shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up; and

                  (2) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least twenty (20) days prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such


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dividend, distribution or subscription rights, the date on which the holders of
Probex Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (ii) shall also specify the date on which the holders of Probex Common Stock shall be entitled to exchange their Probex Common Stock for securities or other property deliverable upon such reorganization, reclassification consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Each such written notice shall be given by first class mail, postage prepaid, addressed to the holders of the Note at the address of each such holder as shown on the books of Probex.

         3.8. If at any time or from time to time on or after the Initial Issuance Date, Probex shall grant, issue or sell any Options, Convertible Securities or rights to purchase property (the "Purchase Rights") pro rata to the record holders of any class of Probex Common Stock and such grants, issuances or sales do not result in an adjustment of the Conversion Price under
Section 3.2 hereof, then the Holder of this Note shall be entitled to acquire (within thirty (30) days after the later to occur of the initial exercise date of such Purchase Rights or receipt by such holder of the notice concerning Purchase Rights to which such holder shall be entitled under Section 3.7) and upon the terms applicable to such Purchase Rights either:

                  (1) the aggregate Purchase Rights which the Holder of this Note could have acquired if it had held the number of shares of Probex Common Stock acquirable upon conversion of the Conversion Amount immediately before the grant, issuance or sale of such Purchase Rights; provided that if any Purchase Rights were distributed to holders of Probex Common Stock without the payment of additional consideration by such holders, corresponding Purchase Rights shall be distributed to the exercising Holder of this Note as soon as possible after such exercise and it shall not be necessary for the exercising Holder specifically to request delivery of such rights; or

                  (2) in the event that any such Purchase Rights shall have expired or shall expire prior to the end of said thirty (30) day period, the number of shares of Probex Common Stock or the amount of property which the Holder of this Note could have acquired upon such exercise at the time or times at which Probex granted, issued or sold such expired Purchase Rights.

         3.9. If any event occurs as to which, in the opinion of the board of directors of Probex, the provisions of this Section 3 are not strictly applicable or if strictly applicable would not fairly protect the rights of the Holder of this Note in accordance with the essential intent and principles of such provisions, then the board of directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such rights as aforesaid, but in no event shall any adjustment have the effect of increasing the Conversion Price as otherwise determined pursuant to any of the provisions of this Section 3 except in the case of a combination of shares of a type contemplated in Section 3.4 and then in no event to an amount larger than the Conversion Price as adjusted pursuant to Section 3.4.


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4. MAXIMUM LAWFUL RATE

         4.1. It is the intent of the Company and the Holders and all other parties to the Note Purchase Agreement, Note and Security Documents to conform to and contract in strict compliance with applicable usury law from time to time in effect. All agreements between Holders or any other holder hereof and the Company (or any other party liable with respect to any indebtedness under the Note Purchase Agreement, Note and Security Documents) are hereby limited by the provisions of this paragraph which shall override and control all such agreements, whether now existing or hereafter arising and whether written or oral. In no way, nor in any event or contingency (including but not limited to prepayment, default, demand for payment, or acceleration of the maturity of any obligation), shall the interest taken, reserved, contracted for, charged or received under this Note or otherwise, exceed the maximum nonusurious amount permissible under applicable law. If, from any possible construction of any document, interest would otherwise be payable in excess of the maximum nonusurious amount, any such construction shall be subject to the provisions of this paragraph and such document shall be automatically reformed and the interest payable shall be automatically reduced to the maximum nonusurious amount permitted under applicable law, without the necessity of execution of any amendment or new document. If the Holder hereof shall ever receive anything of value which is characterized as interest under applicable law and which would apart from this provision be in excess of the maximum lawful amount, an amount equal to the amount which would have been excessive interest shall, without penalty, be applied to the reduction of the principal amount owing on the indebtedness evidenced hereby in the inverse order of its maturity and not to the payment of interest, or refunded to the Company or the other payor thereof if and to the extent such amount which would have been excessive exceeds such unpaid principal. The right to accelerate maturity of this Note or any other indebtedness does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and the Holder hereof does not intend to charge or receive any unearned interest in the event of acceleration. All interest paid or agreed to be paid to the holder hereof shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the maximum nonusurious amount permitted by applicable law. As used in this paragraph, the term "applicable law" shall mean the laws of the State of Texas or the federal laws of the United States, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

         IN WITNESS WHEREOF, Probex Fluids Recovery, Inc. and Probex Corp. have caused this Note to be duly executed and delivered by its duly authorized officer as of the date first above written.

                                      PROBEX FLUIDS RECOVERY, INC.


                                      By:
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                                      Its:
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                                      PROBEX CORP.


                                      By:
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                                      Its:
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